Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 JANUARY 4, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On January 4, 2002 registrant issued a press release entitled "Halliburton Says No Basis For Rumors".

     The following summarizes that press release:

     Registrant announced that there is no basis to a rumor that it has filed for bankruptcy or that such a filing is contemplated. Registrant also said that a rumor that there had been a new large asbestos jury verdict against it that had not been announced by registrant was also unfounded. Registrant will promptly announce any materially adverse verdicts against it. While registrant's policy is that it does not respond to rumors registrant has made an exception in this situation because of the serious and spurious nature of these particular rumors.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits.

           Exhibit 20 - Press release dated January 4, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    January 4, 2002            By: /s/ Susan S. Keith
                                       ---------------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit        Description

20             Press Release Dated January 4, 2002

               Incorporated by Reference












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